Exhibit 10.2

RIGHT TO INVEST AGREEMENT

THIS RIGHT TO INVEST AGREEMENT (this “Agreement”) is made as of January 8, 2020, by and between ChemoCentryx, Inc., a Delaware corporation (“ChemoCentryx”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as a Lender (in such capacity, the “Lender”).

RECITALS

A.ChemoCentryx and Lender have entered into that certain Loan and Security Agreement, among ChemoCentryx, Lender and certain other parties, dated as of the date hereof and as amended and/or restated and in effect from time to time (the “Loan Agreement”), and

B.As a condition to the closing of the transactions contemplated by the Loan Agreement, ChemoCentryx agreed to grant to Lender and its affiliates (each, a “Hercules Purchaser”, and collectively, the “Hercules Purchasers”) a conditional right (the “Right to Invest”) to participate in any Subsequent Financing (as defined below) in accordance with the terms and conditions of this Agreement, and herein.

C.ChemoCentryx and Hercules desire to set forth the terms of the Right to Invest

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Right to Invest. The Hercules Purchasers shall have the right, in their discretion, to participate in any closing of any Subsequent Financing and purchase up to a maximum aggregate amount of Three Million Dollars ($3,000,000) of Subsequent Financing Securities; provided that with respect to any public offering of ChemoCentryx, ChemoCentryx agrees to use commercially reasonable efforts to provide the Hercules Purchasers with the opportunity to invest in each such Subsequent Financing if it is lawful to do so (or if the Subsequent Financing is an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Registered Offering”), to use commercially reasonable efforts to cause the underwriters for such offering to offer the Hercules Purchasers an allocation of securities in such offering), on the same terms, conditions and pricing afforded to other investors participating in such Subsequent Financing.  Each Hercules Purchaser purchasing Subsequent Financing Securities shall be an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).

2.Terms.  The purchase by each Hercules Purchaser of Subsequent Financing Securities in any Subsequent Financing shall be made, subject to the provisions of this Agreement (and subject to Lender’s rights set forth in the Loan Agreement), upon the same terms and conditions (including, without limitation, price) as purchases by the other investor purchasers of Subsequent Financing Securities therein, and each such Hercules Purchaser shall execute the definitive stock or securities purchase agreement, investor rights agreement, registration rights agreement, stockholders agreement, voting agreement and other agreements and documents (collectively, the “Operative Documents”) executed by such other investor purchasers in connection with such Subsequent Financing.

3.Notice Requirement; Exercise.  ChemoCentryx shall give Lender not less than five (5) business days’ written notice prior to the anticipated closing of each Subsequent Financing summarizing the principal terms and conditions of such Subsequent Financing (including, without limitation, price and the potential principal institutional investor purchasers), and shall provide such drafts and definitive copies of the Operative Documents and other documents and information in connection with such Subsequent Financing as are provided to the other investor purchasers or prospective investor purchasers of Subsequent Financing Securities therein. Notwithstanding the foregoing, Lender hereby acknowledges that it may not be possible to provide the aforementioned five (5) business days’ written notice in which case ChemoCentryx shall provide commercially reasonable notice to Lender. Any Hercules Purchaser may exercise its purchase right hereunder by delivering written notice thereof to ChemoCentryx no later than the later to occur of (a) twenty-four (24) hours prior to such anticipated closing, and (b) forty-eight (48) hours after Lender’s actual receipt of such ChemoCentryx notice (or, if such 48th hour falls on a Saturday, Sunday or legal holiday, by not later than 1:00 PM Pacific time on the first business day following such 48th hour). The Operative Documents and other materials and information provided by ChemoCentryx to Hercules Purchasers or Lender in connection with each Subsequent Financing shall be held and treated by each such person in confidence in accordance with the provisions of Section 11.12 of the Loan Agreement.

4.Term. This Agreement, and all rights and obligations hereunder, shall expire on the earliest to occur of (a) expiration or other termination of the Loan Agreement, (b) as of immediately prior to the consummation of a Merger Event (as defined below), or (c) the closing of the purchase of Subsequent Financing Securities in any amount by any one or more Hercules Purchasers in a Subsequent Financing pursuant to the exercise of such Hercules Purchasers’ rights hereunder. As used herein, “Merger Event” means any of the following:  (i) a sale, lease or other transfer of all or substantially all assets of ChemoCentryx, (ii) any merger or consolidation involving ChemoCentryx in which ChemoCentryx is not the surviving entity or in which the outstanding shares of ChemoCentryx’s capital stock are otherwise converted into or exchanged for shares of capital stock or other securities or property of another entity, or (iii) any sale by holders of the outstanding voting equity securities of ChemoCentryx in a single transaction or series of related transactions of shares constituting a majority of the outstanding combined voting power of ChemoCentryx.

5.Definitions: As used herein:

a.

“Subsequent Financing” means the sale and issuance by ChemoCentryx on or after the date hereof, in a single transactions or series of related transactions and whether or not registered under the Act, of shares of its common stock, convertible preferred stock or other equity securities (or instruments exercisable for or convertible into shares of common stock, convertible preferred stock or other equity securities) to one or more investors for cash in an amount greater than $30,000,000, for financing purposes in an offering that is broadly marketed to multiple investors, other than sales effected pursuant to an At-the-Market-Offering. As used herein, an “At-the-Market-Offering” means sales by ChemoCentryx of shares of its capital stock that are (i) offered on a delayed or continuous basis under Rule 415 promulgated under the Act pursuant to an effective registration statement on Form S-3 under the Act, and (ii) sold from time to time at prevailing market prices through a designated broker-dealer pursuant to a written agreement between ChemoCentryx and such broker-dealer.

b.

“Subsequent Financing Securities” means, with respect to any Subsequent Financing, the class and series of common stock, convertible preferred stock or other equity security of ChemoCentryx (or instruments exercisable for or convertible into shares of common stock, convertible preferred stock or other equity securities) sold and issued by ChemoCentryx to the investor purchasers in such Subsequent Financing.

6.Notices.  Section 11.2 of the Loan Agreement is incorporated herein by reference.

7.Amendment.  Section 11.3 of the Loan Agreement is incorporated herein by reference.

8.Assignment.  Section 11.7 of the Loan Agreement is incorporated herein by reference.

9.Governing Law; Consent to Jurisdiction and Venue; Mutual Waiver of Jury Trial / Judicial Reference.  Sections 11.8, 11.9 and 11.10 of the Loan Agreement are incorporated herein by reference.

10.Further Assurances. The parties shall execute such further documents and do any and all such further things as may be necessary to implement and carry out the intent of this Agreement.

11.Counterparts. Section 11.15 of the Loan Agreement is incorporated herein by reference.

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IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Right to Invest Agreement as of the day and year first above written.

BORROWER:

CHEMOCENTRYX, INC.

Signature:	/s/Thomas J. Schall, Ph.D.
Print Name:	Thomas J. Schall, Ph.D.
Title:	President and Chief Executive Officer

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LENDER:

HERCULES CAPITAL, INC.

Signature:	/s/Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

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